UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2013

DEEP WELL OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-24012	13-3087510
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Suite 700, 10150 – 100 Street, Edmonton, Alberta, Canada	T5J 0P6
(Address of principal executive offices)	(Zip Code)

  Registrant’s telephone number, including area code:  (780) 409-8144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 27, 2013, the stockholders of more than 63.9% of the issued and outstanding shares of common stock of Deep Well Oil & Gas, Inc. (the “Corporation”), approved that the Corporation’s officers shall file a Certificate of Amendment to the Corporation’s Articles of Incorporation (the “Amendment”, attached hereto as Exhibit 3.1) with the Nevada Secretary of State, increasing the aggregate number of shares which the Corporation has authority to issue from three hundred million (300,000,000) common shares, with $0.001 par value per share, to six hundred million (600,000,000) common shares, with $0.001 par value per share (the “Authorized Share Increase”). On or about April 15, 2013, the Corporation mailed a Schedule 14C Definitive Information Statement (the “Information Statement”), to all of the Corporation’s stockholders.

The Amendment was filed with the Secretary of State of the State of Nevada on May 15, 2013. The Authorized Share Increase will be effective May 24, 2013, 40 calendar days after the distribution by the Corporation of its Information Statement to all of its stockholders.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 27, 2013, the stockholders of more than 63.9% of the issued and outstanding shares of common stock of Deep Well Oil & Gas, Inc. (the “Corporation”), executed a written consent (as previously filed on Form 8-K on March 28, 2013 with the U.S. Securities and Exchange Commission) in lieu of a meeting of the stockholders of the Corporation pursuant to which the following actions were approved and ratified:

(1)	a majority of stockholders re-elected all of the directors of the Corporation;

(2)
a majority of stockholders ratified and approved that the Corporation will amend its articles of incorporation to increase the Corporation’s existing authorized capital stock from 300,000,000 to 600,000,000 shares at $0.001 par value per share;

(3)
a majority of stockholders ratified and approved the appointment of Madsen & Associates, CPA’s Inc. to serve as the Corporation’s independent registered public accounting firm for the prior fiscal year ended September 30, 2011;

(4)
a majority of stockholders ratified and approved the appointment of Madsen & Associates, CPA’s Inc. to serve as the Corporation’s independent registered public accounting firm for the review of the Corporation’s prior quarterly financial statements for the periods ending December 31, 2011, March 31, 2012 and June 30, 2012 and to ratify the appointment of Sadler Gibb & Associates LLC to serve as the Corporation’s independent registered public accounting firm for the prior audit of the Corporation’s fiscal year ended September 30, 2012; and

(5)
a majority of stockholders ratified and approved the appointment of Sadler Gibb & Associates LLC to serve as the Corporation’s independent registered public accounting firm for the fiscal year ended September 30, 2013.

The above actions of the Corporation will be effective May 24, 2013, 40 calendar days after the Corporation’s Information Statement was mailed to its stockholders.

Nevada Revised Statute Section 78.390 allows the Corporation to take any action that could be taken under the provision of Nevada law at any meeting of stockholders to be taken without a meeting if authorized by a written resolution signed by the holders of a majority of the voting power of the issued and outstanding shares of the Corporation’s capital stock.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements

Not Applicable.

(d)  Exhibits to subject matter reported on this Form 8-K

Exhibit No.	Description
3.1	Articles of Amendment to Articles of Incorporation of Deep Well Oil & Gas, Inc., filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEEP WELL OIL & GAS, INC.

Date: May 16, 2013	By:	/s/ Curtis Sparrow
Mr. Curtis Sparrow
Chief Financial Officer